                                                                 EXHIBIT 10.6(2)

                                Record & Return to:
                                           Johnson, Murphy, Hubner,
                                           McKeon, Wubbenhorst & Appelt
                                           51 Route 23 South
                                           Riverdale, New Jersey 07457-70


                           GROUND & EQUIPMENT LEASE

     THIS GROUND & EQUIPMENT LEASE ("Lease") made and entered into this     day
of , 1997, by and between Wade Howell, having an residence at Route 1, Jennings, Florida 32503 ("Lessor") and Triarco Industries, Inc., a New Jersey Corporation, with a principal place of business at 400 Hamburg Turnpike, Wayne, New Jersey 07470 ("Lessee").

ARTICLE 1. DEMISE OF LEASED PROPERTY
------------------------------------

        1.1  Description of Leased Land
             --------------------------
             Lessor leases to Lessee, and Lessee rents and accepts from Lessor, those certain parcels of land in the Township of Jennings, County of Hamilton, State of Florida, identified as (A) Section 18, Township 1 North, Range 12 East,
(B) Section 7, Township 1 North, Range 12 East, (C) Section 6, also known as The Howell Farm, Route 1, Jennings, Florida 32503 and more particularly described on Exhibit "A" annexed hereto and made a part hereof together with the buildings, improvements and the appurtenances thereto appertaining and including, without limitation, rights in streets, easements and rights of way, the land and premises (the "Leased Land").

        1.2  Land Subject to Liens. Encumbrances and Other Conditions
             --------------------------------------------------------
             This Lease and the Leased Land are subject to all present liens, encumbrances, conditions, rights, easements, restrictions, rights of way, covenants, other matters of record, and zoning and building laws, ordinances, regulations, and codes affecting or governing the Leased Land or that may affect and govern the leased Land after the execution of this Lease, and all matters that may be disclosed by inspection or survey.

        1.1  Description of Leased Equipment
             -------------------------------
             Lessor hereby leases to the Lessee and Lessee hereby leases and hires from the Lessor all equipment and property currently in use on the Leased Land, that equipment and property more particularly being described on Schedule "B" attached hereto (the "Equipment"), subject to the terms and conditions of this Agreement.

ARTICLE 2. TERM AND RENT
------------------------

        2.1  Term of Lease
             -------------
             Lessee's obligation to pay rent in accordance with this Lease shall be for a term of five (5) years ("Term"), commencing on September 1, 1996, and ending on September 1, 2001, unless terminated at an earlier date for any reason set forth in this Lease.

        2.2  Option - Terms and Conditions
             -----------------------------
             Lessee shall have three (3) five (5) year options to extend this Lease beyond the expiration date provided in Subsection 2.1 on the following terms and conditions:

             As long as Lessee is not in default of any of the terms and conditions of this Lease, Lessee may extend the term of this Lease for a total period of fifteen (15) years, with the extended term to begin on the day following the expiration date of the lease term specified in Subsection 2.1. However, if at the date of expiration of the original term, Lessee is in default beyond any grace period provided in this Lease in the performance of any of the terms or provisions of this Lease, this option shall be null and void. All the terms, covenants and provisions of the original lease term shall apply to all extended lease terms.

             Lessee may exercise the option to extend this Lease by giving Lessor notice of its intention to do so not later than three (3) months prior to the expiration of the Lease Term. To constitute effective notice of an intention to exercise an option under this Lease, the notice must be sent by certified mail or registered mail to Lessor at the address provided on page one of this Lease or hand delivered.

        2.3  Holdover
             --------
             If Lessee holds over after the expiration of the Lease Term and continues to pay rent without objection from the Lessor, then the Lessee's tenancy shall be from month to month on all the terms and conditions of this Lease.

        2.4  Early Termination
             -----------------
             In the event the agricultural venture contemplated hereby is unsuccessful for a period of two successive years, Lessee shall have the option of cancelling this lease on thirty (30) days written notice (the "Early Termination Date"). Upon Early Termination, this Lease shall be of no further force or effect. Upon early termination of this agreement under any provision of this contract, any crops left in the ground shall become the property of Wade Howell to dispose of or continue to grow as he sees fit.

        2.5  Rent
             ----
             Lessee shall pay rent to Lessor, without notice or demand and without abatement, reduction or set-off for any reason, at the office of Lessor or such other place as Lessor may designate in writing. The rate shall be three thousand five hundred ($3,500.00) Dollars per month for the first three (3) years, then $5,000.00 per month for the next two (2) years. The rent shall be renegotiated for a Cost of Living Adjustment each five years thereafter. All rent due hereunder shall be payable in accordance with the terms and conditions of this Subsection 2.5.

             Rent shall be payable in equal monthly installments in advance on the first day of each calendar month. If payment is not received within twenty
(20) days after the date when due, Lessee shall pay a late charge of five (5%) percent of the payment due for that month. This late charge payment shall be included with the next monthly installment of rent, or on the date this Lease is terminated, whichever is earlier. If this Lease is to commence on a date other than the first day of a month, then on the date of commencement the Lessee shall pay rent for the fractional portion of the month on a per diem basis from the date of commencement until the first day of the next succeeding month.

            Lessee shall have the right, but not the obligation, to make such lease payments directly to any mortgage, lien or other encumbrance holder in order to avoid default.

ARTICLE 3. USE AND CONSTRUCTION OF IMPROVEMENTS
-----------------------------------------------

        3.1  Primary Use
             -----------
             Lessee shall have the right to use the Leased Land & Equipment for any lawful purposes. In this connection, and without detracting from the foregoing, it is understood and agreed that the primary purpose for which the Leased Land & Equipment have been leased is agriculture.

        3.2  Lessee's Right to Construct Improvements
             ----------------------------------------
             Lessee shall have the right to construct structures, buildings and other improvements ("Improvements") on the Leased Land, for use in connection with the use of the Leased Land as an agricultural facility, at Lessee's sole cost and expense, with the prior approval of Lessor, which consent shall not be unreasonably withheld. Lessee shall be responsible to obtain all necessary permits and governmental approvals for the Improvements. At the termination of this Lease, Lessee may, but shall not be required to, remove and keep all Improvements but in such case, Lessee shall patch the Leased Land so that any damage done because of the removal of the Improvements is repaired. In the alternative, Lessee may leave the Improvements, which shall become the property of Lessor. The Lessor shall have input, but no decision making authority except as set forth above, in the design and building materials of the Improvements. The Lessor shall have the option at the completion or termination of this Agreement to require Lessee to remove any improvement within ninety (90) days.

        3.3  Lessor's Assistance with Zoning and Building Permits
             ----------------------------------------------------
             Lessor shall execute all necessary documents and otherwise assist Lessee in applying for and obtaining any zoning changes or variances, use permits or building permits necessary for the construction of any Improvements. The costs of all application changes, variances, permits etc. shall be borne by the Lessee.

        3.4  Lease Contingent on Zoning Approval
             -----------------------------------
             This Lease is expressly made contingent on the existence and/or granting of the necessary approvals for the use of the Leased Land as a farm. If the above-described approval does not exist or is not granted, or is later rescinded, this Lease shall be void at Lessee's option.

ARTICLE 4. OPERATING COSTS AND IMPOSITIONS
------------------------------------------

        4.1  Rent to be Absolutely Net
             -------------------------
             The Rent paid to Lessor in accordance with Article 2 of this Lease shall be absolutely net to Lessor. This means that, in addition to the rent, Lessee shall pay all "Operating Costs" and "Impositions" defined in Paragraphs 4.2 and 4.3 below, in connection with the Leased Land.

        4.2  Definition of Operating Costs
             -----------------------------
             "Operating Costs" shall include, but shall not be limited to, all expenses paid or incurred in connection with the following activities:

             1.  Necessary repairs, maintenance,
                 replacements and painting;
             2.  Landscaping;
             3.  Snow removal;
             4.  Insurance;
             5.  Water, sewer, gas, electricity, fuel oil and other utilities;
             6.  Rubbish removal;
             7. All other expenses, whether or not mentioned in this Lease, that are incurred with respect to operation of the Leased Land, including any replacements where necessary for repairs and maintenance or otherwise.

             4.3  Definition of Impositions
                  -------------------------
                  "Impositions" shall include all fines and levies that result from construction activities or the normal operation of the Leased Land, all tangible property and ad valorem taxes, all real estate property taxes, assessments, and other governmental charges that are laid, assessed, levied, or imposed on the Leased Land & Equipment and become due and payable during the term of this Lease, or any lien that arises during the time of this Lease on the Leased Land, Equipment or Improvements as a result of Lessee's activities, any portion of these, or the sidewalks or streets in front of or adjoining the Leased Land and Improvements.

ARTICLE 5. LAWS AND GOVERNMENTAL REGULATIONS
---------  ---------------------------------

        5.1  Compliance with Legal Requirements
             ----------------------------------
             Lessee shall promptly comply with all laws and ordinances, and all orders, rules, regulations and requirements of federal, state and municipal governments and appropriate departments, commissions, boards, and officers of these governments ("Legal Requirements") throughout the term of this Lease and without cost to Lessor. Lessee shall promptly comply with these Legal Requirements whether they are foreseen or unforeseen, or ordinary or extraordinary.

        5.2  Contest of Legal Requirements
             -----------------------------
             Lessee shall have the right, after prior written notice to Lessor, to contest the validity of any Legal Requirements by appropriate legal proceedings, provided Lessor shall not be subject to any criminal or civil liability as a result of any legal contest.

ARTICLE 6. LIENS AND ENCUMBRANCES
---------  ----------------------

        6.1  Creation Not Allowed
             --------------------
                       .

             Lessee shall not create, permit or suffer any mechanic's or other lien or encumbrance on or affecting the Leased Land or the fee estate or reversion of Lessor except as specifically permitted in this Lease. Except as exist on the date of this Lease, Lessor shall keep the Leased Lands, Equipment and Improvements free and clear of all levies, liens and claims.

        6.2  Discharge After Filing or Imposition
             ------------------------------------
             If any lien or encumbrance shall at any time be filed or imposed against the Leased Land or the fee estate or reversion of Lessor, resulting from Lessee's activities, Lessee shall cause the same to be discharged of record within ninety (90) days after notice of the filing or imposition by payment, deposit, bond, order of a court of competent jurisdiction, or as otherwise permitted by law.

ARTICLE 7. INSURANCE AND INDEMNITY
---------  -----------------------

        7.1  Property and Personal Injury Liability Insurance
             ------------------------------------------------
             At all times during the term of this Lease, Lessee shall maintain, at its sole cost, comprehensive broad-form general public liability insurance against claims and liability for personal injury, death and property damage arising from the use, occupancy, disuse or condition of the Leased Land and Improvements and adjoining areas. The insurance shall be carried by insurance companies authorized to transact business in Florida, selected by Lessee. In addition, the following conditions shall be met:

            (a) The insurance provided pursuant to Paragraph 7.2 shall be in an amount not less than $ 1,000,000.00 property damage, and in an amount no less than $ 1,000,000.00 for one person and $ 3,000,000.00 for one accident for personal injury.

            (b) The insurance shall be maintained for the mutual benefit of Lessor and Lessee, and any succeeding owners of the fee title in the Leased Land, and any successors and assigns of this Lease. The insurance policy or policies shall name both Lessor and Lessee as insured.

            (c) Worker's compensation insurance shall be provided for all employees of Lessee.
                     ------

        7.2  Certificates of Insurance
             -------------------------
             Lessee shall furnish Lessor with a certificate of insurance for the policies required by this Article 7. Lessee agrees that if it does not keep this insurance in full force and effect, Lessor may notify Lessee of this failure, and if Lessee does not deliver to Lessor certificates showing all such insurance to be in full force and effect within fifteen (15) days after this notice, Lessor may, at its option, take out and/or pay the premiums on the insurance needed to fulfill Lessee's obligations under the provisions of this Article 7. On demand from Lessor, Lessee shall reimburse Lessor the full amount of any insurance premiums paid by Lessor, with interest at the rate of seven (7) percent per annum from the date of Lessor's demand until reimbursement by Lessee.

        7.3  Indemnification of Lessor
             -------------------------
             Lessor shall not be liable for any loss, damage or injury of any kind or character to any person or property arising from Lessee's use of the Leased Land & Equipment or Improvements, or caused by or arising from any act or omission of Lessee, or any of its agents, employees, licensees, or invitees, or by or from any accident, fire, or other casualty on the land, or occasioned by the failure of Lessee to maintain the premises in safe condition. Lessee agrees to indemnify and hold Lessor entirely free and harmless from all liability for any loss, damage, costs, or injury of other persons, and from all costs and expenses arising from any claims or demands of other persons concerning any loss, damage, or injury, caused other than by the negligent or intentional act or omission of Lessor.

        7.4  Indemnification of Lessee
             -------------------------
             Lessee shall not be liable for any loss, damage or injury of any kind or character to any person or property not arising from its use of the Leased Land & Equipment or Improvements, or caused by any defect in any building, structure, equipment, facility or other improvement on the Leased Land, or caused by or arising from any act or omission of Lessor, or any of its agents, employees, licensees, or invitees, or by or from any accident, fire, or other casualty on the land, or occasioned by the failure of Lessor to maintain the premises in safe condition. Lessor agrees to indemnify and hold Lessee entirely free and harmless from all liability for any loss, damage, costs, or injury of other persons, and from all costs and expenses arising from any claims or demands of other persons concerning any loss, damage, or injury, caused other than by the negligent or intentional act or omission of Lessee.

ARTICLE 8. DAMAGE OR DESTRUCTION
---------  ---------------------

        8.1  Damage or destruction; Option to Terminate or Repair
             ----------------------------------------------------
             In the event that the Leased Land, the Improvements, or any part of them are significantly damaged or destroyed which essentially precludes further operation by any cause whatsoever, Lessee may elect either of the following options:

             (1) Within fifteen (15) days, Lessee shall commence and diligently pursue to completion the repair, restoration, replacement or removal of the damaged or destroyed Leased Land and Improvement, and this Lease shall remain in full force and effect, with no abatement; or

             (2) Lessee shall terminate this Lease on ninety (90) days written notice to Lessor.

        8.2  Damage or Destruction of Equipment
             ----------------------------------
             In the event the Equipment, or any piece thereof, is damaged or destroyed by any cause whatsoever, Lessee may elect either of the following options:

             (1) In the event all or any part of the Equipment is damaged, the rental therefor shall continue to be paid by Lessee, notwithstanding such damage. Lessee shall forthwith repair or cause such Equipment to be repaired. In every such instance, Lessor agrees to assign to Lessee any and all rights Lessor may have under insurance policies carried by Lessor or Lessee with respect to such damage, as well as any rights that Lessor may have to be reimbursed for such damage pursuant to insurance coverage carried by others, as reimbursement to Lessee for any sum or sums expended by Lessee in connection with the repair of the Equipment.

             (c) In the event the Equipment is destroyed or stolen, or is damaged to such an extent that Lessee finds it undesirable or impossible to continue its use, Lessee's obligation to pay the "pro rata rental value" for that equipment shall terminate. To determine the "pro rata rental value" of a particular piece of equipment, the then existing Rent as determined in accordance with paragraph 2.5 hereof, shall be divided by ten, and the resulting amount shall be considered the rental value of all Equipment leased hereunder. The Schedule of Equipment Leased, attached as Exhibit "B", shall then be consulted to determine the approximate value of the Equipment in issue in relationship to the entire Schedule of Equipment as a percentage thereof. That percentage shall represent the pro rata rental value.

ARTICLE 9. CONDEMNATION
---------  ------------

        9.1  Interest of Parties
             -------------------
             If the Leased Land and Improvements or any part of these premises is taken for public or quasi-public purposes by condemnation in any action or proceeding in eminent domain, or are transferred in lieu of condemnation to any authority entitled to exercise the power of eminent domain, the interests of Lessor and Lessee in the award or consideration for the taking or transfer and the effect of the taking or transfer on this Lease shall be governed by this
Article 9.

        9.2  Termination on Total Taking
             ---------------------------
             If all or substantially all of the Leased Land and/or Improvements are taken or transferred as described in Paragraph 9.1, this Lease and all of the rights, title and interest under this Lease shall cease on the date title to the Leased Land and/or Improvements vests in the condemning authority, and the proceeds of the condemnation shall be divided among the Lessee and Lessor with Lessor receiving that part of the award allocated to the Leased Land and Lessee receiving that part of the award allocated to the Improvements. For purposes of this Article 9, "all or substantially all of the Leased Land and Improvements" shall be deemed to have been taken if, in the opinion of Lessee, it is not suitable for the conduct of the business conducted on the Leased Land and Improvements prior to the taking.

        9.3  Continuation with Rent Abatement After Partial Taking
             -----------------------------------------------------
             If less than all or substantially all of the Leased Land and Improvements is taken or transferred as described in Paragraph 9.1, and if in Lessee's opinion the remainder of the Leased Land and Improvements is in a location and a form, shape, or size that makes it possible for Lessee to effectively and practicably operate Lessee's business on the remaining Leased Land and Improvements, this Lease shall terminate as to the portion of the Leased Land and Improvements taken or transferred as of the date title to the portion vests in the condemning authority. However, this Lease shall continue in full force and effect as to the portion of the Leased Land and Improvements not taken or transferred. From and after the date of taking or transfer, the rental required to be paid by Lessee to Lessor shall be reduced during the unexpired portion of this Lease by that proportion of the annual rent that the square footage of the part of the Leased Land taken or transferred bears to the square footage of the total Leased Land. These values shall be determined as of the date immediately before any actual taking. The proceeds of the condemnation shall be divided in the same manner set forth in Subsection 9.2

ARTICLE 10.  DEFAULT
-----------  -------

        10.1  Events of Default

           (a) Any one or more of the events listed in Subparagraphs (b) through
        (f) of this Paragraph 10.1 shall constitute a default under this Lease.

           (b) Lessee's failure to pay rent within thirty (30) days after the rent becomes due and payable in accordance with the terms, covenants and agreements of this Lease shall constitute a default under this Lease.

           (c) Lessee's failure to observe or perform or cause to be observed or performed any other term, covenant or agreement under this Lease, and continuation of this failure for a period of ninety (90) days after Lessor's written notice to Lessee specifying the nature of the Lessee's failure shall constitute a default under this Lease. However, a failure as described in this Subparagraph (b) shall not constitute a default if it is curable but cannot with reasonable diligence be cured by Lessee within a period of one hundred and twenty (120) days, and if Lessee proceeds to cure the failure with reasonable diligence and in good faith.

           (d) Lessee's abandonment of the Leased Land and Improvements shall constitute a default under this Lease. For the purposes of this Lease, "abandonment" shall be defined as non-use of the Leased Land for two and one half (21/2) years.

           (e) The occurrence of the following event at the date of the commencement of this Lease or during its effective term shall constitute a default under this Lease.

              (l) Filing a petition in bankruptcy or insolvency, for reorganization or the appointment of a receiver or trustee of all or a portion of Lessee's property, by or against Lessee in any court pursuant to any statute either of the United States or of any state; and

              (2) Lessee's failure to secure a dismissal of the petition within one hundred and twenty (120) days after its filing.

           (f) Lessee's assignment of the leasehold interest under this Lease for the benefit of creditors shall constitute a default under this Lease.

        10.2  Notice of Election to Terminate Lessee's Possession
              ---------------------------------------------------
              If any event creating default occurs, Lessor may elect to terminate Lessee's right of possession under this Lease after ninety (90) days from the date of service of notice of the election. If this notice is given, then at the expiration of the ninety (90) days all Lessee's right, title and interest in the Leased Land embodied in this Lease shall expire completely, and Lessee shall quit and surrender the Leased Land and any Improvements erected on the Leased Land to Lessor.

        10.3  Lessor's Entry After Termination of Lessee's Possession
              -------------------------------------------------------
              At any time after the termination of Lessee's right of possession under this Lease pursuant to Paragraph 10.2 of this Lease, Lessor may enter and possess the Leased Land and Improvements by summary proceedings, ejectment, or otherwise, and Lessor may remove Lessee and all other persons and property from the Leased Land and Improvements. If the Lessor takes the actions described in this Paragraph 10.3, Lessor may then possess the Leased Land and Improvements and assume the right to receive all rents, income and profits from the Leased Land and Improvements and Lessor may also sell any of the Improvements.

        10.4  Lessee's Liability for Accrued Rent
              -----------------------------------
              The expiration of this Lease or termination of the Lessee's right of possession pursuant to Paragraph 2.1 or 10.2 shall not relieve Lessee of its liability and obligation to pay the rent and any other charges accrued prior to these events, or relieve the Lessee of liability for damages for breach. These liabilities and obligations of the Lessee shall survive any expiration or termination of the Lease or any entry and possession by the Lessor.

        10.5  Reletting Land and Improvements
              -------------------------------
              After the expiration of this Lease or termination of the Lessee's right of possession under this Lease pursuant to Paragraphs 2.1 or 10.3, Lessor shall use reasonable efforts to mitigate damages by reletting the Leased Land and Improvements in whole or in part, either in its own name or as agent of Lessee, for a term or terms which, at Lessor's option, may be for the remainder of the then current term of this Lease or for any longer or shorter period.

        10.6  Rent from Reletting
              -------------------
              Lessee shall be entitled to a credit if the rent received on reletting exceeds the rent required pursuant to this Lease. Lessee shall remain liable for the difference between the rent reserved under this Lease, and the rent collected and received, if any, by Lessor during the remainder of the unexpired term.

        10.7  Costs Incurred Due to Breach
              ----------------------------
              In the event a party is found to have breached this agreement, the breaching party agrees to pay all expenses a non-breaching party may incur for reasonable attorneys' fees and all other costs paid or incurred by the non-breaching party in enforcing the terms and provisions of this Lease.

ARTICLE ll.  EXPIRATION OF TERM
-----------  ------------------

        ll.l  Lessee's Delivery of Possession After Termination or Expiration
              ---------------------------------------------------------------
              On the expiration date of this Lease as set forth in Paragraph 2.1, or the termination of the Lessee's possession under this Lease pursuant to Paragraph 10.2, or any entry or possession of the Leased Land and Improvements by Lessor pursuant to Paragraph 10.3 (collectively referred to as the "Expiration Date"), Lessee shall promptly quit and surrender the Leased Land and Improvements and deliver to Lessor actual possession and ownership of the Leased Land and Improvements in good order, condition and repair.

        11.2 Lessee shall have the right to remove from the Leased Land and Improvements all movable trade fixtures, movable equipment and articles of personal property used, excepting the Equipment leased hereunder, or procured for use in connection with the operation of its business on or before the Expiration Date, provided that Lessee shall promptly repair, or cause to be repaired, any damage resulting to the Leased Land by reason of this removal. Any trade fixtures, equipment or articles of personal property of Lessee that remain at or on the Leased Land after the Expiration Date shall be deemed to have been abandoned by Lessee, and may either be retained by Lessor as its property or disposed of by the Lessor without accountability to Lessee for the value of these trade fixtures, equipment or articles of personal property or any proceeds derived from the sale of these items.

ARTICLE 12.  GENERAL PROVISIONS
-----------  ------------------

        12.1  No Waiver of Breach by Lessor's Actions
              ---------------------------------------
              The failure of Lessor to seek redress for violation of, or to insist on the strict performance of any covenant, agreement, term, provision or condition of this Lease shall not constitute a waiver of the covenant, agreement, term, provision, or condition. The receipt by Lessor of rent with knowledge of the breach of any covenant, agreement, term, provision or condition of this Lease shall not be deemed a waiver of that breach.

        12.2  Waiver of Any Provision Must Be Written
              ---------------------------------------
              No provision of this Lease shall be deemed to have been waived, unless the waiver is in writing and signed by the party against whom enforcement is sought. No payment by Lessee or receipt by Lessor of a lesser amount that the rent stipulated in this Agreement shall be deemed to be other than for the payment of rent or other charge owing by Lessee, as Lessor shall elect. No endorsement or statement on any check or any letter accompanying any check or payment as rent shall be deemed binding on Lessor or deemed an accord and satisfaction, and Lessor may accept a check or payment from Lessee without prejudice to Lessor's right to recover the balance of the rent or other charges owing by Lessee, and without limitation on Lessor's right to pursue each and every remedy in this Lease or provided by law. Each right and remedy of Lessor provided for in this Lease shall be cumulative and in addition to every right or remedy provided for in this Lease or now or later existing at law, in equity, by statute or otherwise.

        12.3  Entire Agreement
              ----------------
              This Lease and the Exhibits annexed to this Lease contain the entire agreement between Lessor and Lessee, and any agreement made after the execution of this Lease between Lessor and Lessee shall be ineffective to change, modify, waive, release, discharge, terminate or effect a surrender or abandonment of this Lease, in whole or in part, unless that agreement is in writing and signed by the party against whom enforcement is sought.

        12.4  Notices
              -------
              All notices and demands of any kind that either party may be required or may desire to give to the other in connection with this Lease must be given by registered or certified mail, return receipt requested, with postage fully prepaid, and addressed to the party to be served at the party's address as set forth above. Any notice shall be deemed received on first attempted delivery. Any party may change the address to which notices to such party are to be directed by notice given in the manner provided in this Paragraph 12.4.

        12.5  Lessor's Entry and Inspection of Premises.
              ------------------------------------------
              Lessor or its agents or designees, shall have the right to enter the Leased Land and Improvements during reasonable business hours for inspection, or to complete any work that may be necessary because of Lessee's default under any of the terms, covenants and conditions of this Lease continuing beyond the applicable period of grace, or to exhibit the Leased Land and Improvements to potential buyers and agents in the event Lessee fails to exercise its option to renew this Lease.

        12.6  Partial Invalidity or Unenforceability.
              ---------------------------------------
              If any term, covenant or condition of this Lease shall be invalid or unenforceable to any extent, the remainder of the terms, covenants and conditions of this Lease shall be invalid or unenforceable to any extent, the remainder of the terms, covenants, and conditions of this Lease shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        12.7 Individual Benefited by Lease.
             ------------------------------
             This Lease shall inure to the benefit of and be binding on Lessor and Lessee and their respective distributees, personal representatives, executors, successors and assigns except as otherwise provided in this Lease.

        12.8 Assignment and Subletting.
             --------------------------
     This Lease and the term and estate granted by this Lease, or any part of this Lease or that term and estate, may be subleased or assigned, without Lessor's written consent. However, no assignment or subleting shall release or discharge Lessee from the terms of this Lease without Lessor's consent.

        12.9 Quiet Enjoyment. Lessor covenants and agrees that Lessee, on
             ----------------
payment of the rent and other charges provided for in this Lease and fulfillment of the obligations under the covenants, agreements, and conditions of this Lease, shall lawfully and quietly hold, occupy and enjoy the Leased Land during the term of this Lease without any interference from anyone claiming through or under Lessor.

        12.10 Brokers. Lessor and Lessee each represent and warrant one to the
              --------
other that except as may be hereinafter set forth, neither of them has employed any broker in connection with the negotiations of the terms of this Lease or the execution thereof. Lessor and Lessee hereby agree to indemnify and to hold each other harmless against any loss, expense or liability with respect to any claims for commissions or brokerage fees arising from or out of any breach of the foregoing representation and warranty.

        12.11 Relationship of Parties. Nothing contained herein shall be deemed
              ------------------------
or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties herein, shall be deemed to relationship of Lessor and Lessee.

ARTICLE 13.  DOCUMENTATION AND RECORDING OF LEASE.
-----------  -------------------------------------

        13.1 Estoppel Certificates
             ----------------------
             Lessor or Lessee shall have the right to request the other party to provide an estoppel certificate, as described below, without charge, at any time on or after ten (10) days after the requesting party sends a written notice. This estoppel certificate shall consist of a written statement certifying the following information to the requesting party or to any person specified by that party:

             (1) That this Lease is unmodified and in full force and effect; or, if there have been any modifications in this Lease, that this Lease is in full force and effect as modified, specifying the nature of each modification.

             (2) The dates through which the rent and other charges payable under this Lease have been paid.

             (3) Whether the other party to this Lease is in default in the performance or observance of any covenant, agreement, condition, term or provision contained in this Lease, to the best knowledge of the certifying party and, if so, specifying the nature of each default the certifying party has knowledge of.
             (4) Any other information with respect to this Lease and the Leased Land that the requesting party shall reasonably request.

        13.1 Recordation. Lessee may record this Lease or a memorandum thereof,
             ------------
at its sole election, and Lessor agrees to execute such memorandum upon request by Lessee.

ARTICLE 14.  OPTION TO PURCHASE
-----------  ------------------

        14.1 Option to Purchase. In the event Lessor decides to sell the
             -------------------
property, he grants to the Lessee the option to purchase the leased property at such time during the original term, or any renewal period, on the terms and conditions contained herein for a consideration to be agreed upon with Lessor.

        14.2 Exercise of Option. The election of a Lessee to exercise this
             -------------------
option must be evidenced by a notice in writing addressed to the Lessor, sent by registered or certified mail, to the office of the Lessor or to such other place as the Lessor may from time to time designate by notice in writing to the Lessee. If the Lessee elects to exercise the option, such written notice must be given not less than four (4) months nor more than five (5) months prior to the intended date of closing of title.

        14.3. Option Price. If the parties fail to agree upon the amount of the
              -------------
purchase price, the amount of such purchase price shall be determined by appraisal, the Lessee and the Lessee each appointing one (1) appraiser who shall in turn jointly choose another. The three (3) appraisers then named shall act with promptness, and the decision of any two (2) as to the proper consideration for the purchase of such property shall be binding upon the parties hereto.

       14.4.  Expenses. The option price to be paid to the Lessor shall be a net
              ---------
amount to the Lessor and each party shall pay his or its own respective expenses in connection with the transfer of title. In the event there is any mortgage on the premises that can be assumed by the Lessee, the option price shall be reduced by the amount of any such mortgage due and owing as of the date of conveyance.

       14.5.  Transfer of Title. The leased property shall be conveyed by the
              ------------------
Lessor to the Lessee free and clear of any mortgage or other encumbrance, except as may be assumed by the Lessee.

       14.6.  Adjustments. Adjustments and pro rations of taxes, water rents,
              ------------
insurance premiums, and similar items shall be made as of the date of closing of title in accordance with the practice approved by the parties.

       14.7.  Priority. This option shall be a covenant running with the land
              ---------
described above, and no conveyance, transfer, easement, or encumbrance of such land shall defeat or adversely affect this option.

       14.8.  Assignment: Binding Effect. The Lessee shall have the right to
              ---------------------------
assign this option to an affiliated entity, and such option shall inure to the benefit of the respective successors and assigns of the Lessee.

              IN WITNESS WHEREOF, Lessor and Lessee have executed and signed this Lease or have caused this Lease to be executed and signed, and corporations have affixed their proper corporate seals on the date above first written.




ATTEST:



/s/ Margie Crozier
----------------------------                        BY. /s/  Wade Howell
                                                        --------------------
                                                        Wade Howell

                                                    Dated:  17 Jul 97
                                                          -------------------

ATTEST:


/s/ Margie Crozier                      By: /s/ Christopher Rohde
-------------------------                   ------------------------
                                            Christopher Rohde


                                        Dated: 17 July 1997
                                        ----------------------------

                                  EXHIBIT "A"

                          DESCRIPTION OF LEASED LAND
                                      OR
                            DIAGRAM OF LEASED LAND

                                  EXHIBIT "B"

                         SCHEDULE OF LEASED EQUIPMENT

        EQUIPMENT LEASED TO TRIARCO AS OF 1-27-97
        -----------------------------------------

 Quantity       Equipment Name
 --------       --------------

        5       Filing Cabinets
        4       Desks
        3       Storage Cabinets
        3       Space Heaters
                Air Conditioning system
        4       Phones
        6       Chairs
                Michigan 75B 4WD loader
                International 1250 Portable Grinder
                Lilliston 2W Cultivator with Cole Fertilizer Distributor
        2       Holland 2 Row Transplanters
        2       Pittsburgh Ridgid Shank Cultivator
                6 Row Sprayer
                Taylor Way 12 foot Harrow
                International Harvester 2 row Dickie Vater
                John Deere 6 Bottom Plow
                Pipe Trailer
                Terrain King 15 foot Bat Wing Mower
                Fuel Trailer 300 gal
                John Deere 71 Planters 2 row
                Stan Hay Precision Planter 2 row
                Cole 2 row Planter
                International Harvester 656 70 Hsp Tractor
                John Deere 4020 94 Hsp Tractor
                John Deere 6030 180 Hsp Tractor
                John Deere 4 cyl power unit 7 hsp
                John Deere 450 C Crawler Tractor
                John Deere 4440 145 hsp Tractor
                Komatsu FD 25 Forklift
                Walden 5000 4 WD Forklift
                Equipment Trailer
                Chauncy 40 ton low boy trailer
                Wallace 42 foot flat bed trailer
                Ford Tandem Dump Truck 16 yard bed
                Gooseneck Equipment Trailer
        2       Labor Trailers
        2       Storage Trailers
                Semi 40 foot storage trailer
                84 Chev Pickup
                83 Chev one ton Truck
                88 Nissan Pickup Truck
                Hawkeye 42 foot Hopper Bottom Trailer
        2       Rainbow Cable tow irrigation gun with reel
                Randolph Gear head and turbine 8 inch
        2       Rain Cut pivot irrigation systems 40 acres
                Butler pivot irrigation systems 40 acres
   13400'       6" & 8" underground pipe and risers
                Cooler  40' X 80'
                Mahoney Ice machine 4000 lb day
                Hobart 400 amp welder
                Torches
                Shop tools
                Shop Press

                Drill Press
                Clipper super 68 D Cleaner
                Taylor Valve Bagger Scales
        2       Fishbien Bag Closers
                Steinlite Moisture Tester
                Gustafson Seed Treater
                6' x 10' cooler
        2       Batter Chargers
                Shop Fan
        5       Grain Bins - 27,000 bu cap
                Truck Hoist Harrison Ellis
                60' elevator Harrison Ellis
        8       Peerless Drying Wagons
        2       Peerless Double Dryers
                Carolina Grading line with box dump and washer
                Mortar mixer
                John Deere 8000 Grain Drill 14'
                International Harvester 2400 Round Baler
                International Harvester #35 Side Delivery Rake
                Lilley disk mower 6'
                Cross bulk fertilizer spreader
                16' livestock trailer
                Service Trailer
                1630 John Deere Harrow
                KMC rototiller 14'
                Pinberton stacking rake
                Calumet Slurry tank
                Pin wheel rake
                2 wheel Farm trailer
                2 wheel bin box trailer
                40,000 lb truck scales
                Case 21' Fold Harrow
                Lilliston 6 row ripper bedder
                4 wheel dump trailer
                Ditch witch V-30 trencher
                Brown 6' brush cutter
                Parts washer